Supplement to the December 3, 2007 Prospectuses, as supplemented, for the Symetra Complete and Symetra Complete Advisor Premium
                  Variable Life Insurance Policies

                   Supplement dated March 3, 2008

EFFECTIVE MAY 1, 2008, we will no longer be offering the following two portfolios as investment options: Summit Lehman Aggregate Bond Index Portfolio and Summit S&P 500 Index Portfolio.

Contacting Symetra. If you have any questions, you can contact a Symetra Financial Client Services Representative at 1-888-737-3855. You can also use our website at www.Symetra.com.